UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 7, 2019
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
4.75% Notes Due November 2019	JNJ	New York Stock Exchange
0.250% Notes Due January 2022	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ	New York Stock Exchange
5.50% Notes Due November 2024	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ	New York Stock Exchange
1.650% Notes Due May 2035	JNJ	New York Stock Exchange

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2019, Johnson & Johnson (the “Company”) announced that Ronald A. Kapusta, Controller and Chief Accounting Officer, has elected to retire, effective December 27, 2019. Robert J. Decker, Jr. has been appointed Controller and Chief Accounting Officer of the Company, effective December 27, 2019.

Mr. Decker, 47, joined the Company in June 1993 and held a number of positions of increasing responsibility within the Company’s Consumer, Pharmaceutical, Medical Devices and Corporate divisions before being named to his current role as Assistant Corporate Controller in August 2017. In his role prior to Assistant Corporate Controller, Mr. Decker was the Chief Financial Officer (CFO), North America Medical Devices from 2015 through 2017. Prior to that, Mr. Decker served as the CFO, North America DePuy Synthes, CFO Joint Reconstruction and as Vice President, Finance, Leadership Development & Corporate Operations. Mr. Decker earned a Bachelor of Science degree in Accounting from Rider University and is a Certified Public Accountant (CPA) as well as a Certified Management Accountant (CMA).

Mr. Decker has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and Mr. Decker has no familial relationships with executives or directors of the Company.

As Controller and Chief Accounting Officer of the Company, Mr. Decker will continue to receive compensation pursuant to certain plans provided by the Company, including an annual base salary, annual performance incentive, annual long-term incentive and health and other benefits typically available to other similarly situated executives. A description of these compensation plans can be found in the Company’s proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	October 7, 2019	By:	/s/ Renee A. Brutus
Renee A. Brutus Assistant Secretary